Exhibit 10.1
Execution Version
SEVENTH AMENDMENT TO CREDIT AGREEMENT
This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement” or this “Amendment”) is entered into as of April 24, 2023, among PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.), a Delaware corporation (“PRA”, or the “Company”), PRA GROUP CANADA INC., a Canadian corporation amalgamated under the Canada Business Corporations Act (the “Canadian Borrower”, and, together with PRA, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent.
RECITALS
The Borrowers, the Guarantors, the Lenders, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent, are party to that certain Amended and Restated Credit Agreement dated as of May 5, 2017 (as amended, supplemented, modified and in effect from time to time until the date hereof, the “Credit Agreement”), pursuant to which the Lenders agreed to provide senior credit facilities to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as defined below).
The Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein. The Administrative Agent, the Canadian Administrative Agent and the Lenders are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.
In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrowers, the Guarantors, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
    The Credit Agreement is hereby amended as follows:
1.Clause (1) of the definition of “Benchmark Replacement” in Section 1.01 of the Credit Agreement is amended to read as follows:
(1) For purposes of Section 3.03(c)(i), the first alternative set forth below that can be determined by the Administrative Agent:
(a)Each of the following as selected by PRA for the applicable Loan: (i) the sum of: (A) Term SOFR plus 0.10% (10 basis points) and (B) the sum of Daily Simple SOFR plus 0.10% (10 basis points), or

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(b)the sum of: (i) Daily Simple SOFR plus (ii) 0.10% (10 basis points);
provided that, if initially LIBOR is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies PRA and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and
2.The last sentence of Section 3.03(a) of the Credit Agreement is amended to read as follows:
Upon receipt of such notice, (1) the applicable Borrower may revoke any pending request for a Borrowing of, or conversion to Eurodollar Rate Loans, or Borrowing of, conversion to, or a continuation of CDOR Rate Loans to the extent of the applicable Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (2) (A) any outstanding affected Eurodollar Rate Loans or CDOR Rate Loans, as applicable, at the applicable Borrower's election, shall either (1) be converted into a Borrowing of Base Rate Loans or Canadian Prime Rate Loans, as applicable, in the amount of such outstanding Eurodollar Rate Loan or CDOR Rate Loan, as applicable, at the end of the applicable Interest Period, or (2) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the applicable Borrower in the case of a Eurodollar Rate Loan or a CDOR Rate Loan, by the last day of the current Interest Period for the Eurodollar Rate Loan or the CDOR Rate Loan, as applicable, the applicable Borrower shall be deemed to have elected clause (1) above.
ARTICLE II
CONDITIONS TO EFFECTIVENESS
The amendments set forth in Article I shall become effective on the date first written above (the “Seventh Amendment Effective Date”), when the following conditions have been met:
1.Counterparts. Receipt by the Agents of counterparts of this Amendment executed by the Administrative Agent, the Canadian Administrative Agent, the L/C Issuer, each Lender, the Borrowers and the Guarantors.
2.Expenses. Receipt by the Administrative Agent of all other reasonable fees and expenses due and owing in connection with this Agreement, including, without limitation, the reasonable and documented legal fees and expenses of Moore & Van Allen PLLC, counsel to the Agents and the Lenders.
ARTICLE III

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MISCELLANEOUS
1.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
2.Electronic Execution; Electronic Records; Counterparts. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section 3.2 may include use or acceptance by the Agents of a manually signed paper communication which has been converted into electronic form (such as scanned into “.pdf”), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agents are not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agents pursuant to procedures approved by them; provided, that, without limiting the foregoing, (a) to the extent the Agents have agreed to accept such Electronic Signature, the Agents shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party, any Lender, L/C Issuer, or the Swing Line Lender without further verification, and (b) upon the request of any Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
3.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and each Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. This Amendment shall constitute a Loan Document.
5.Representations and Warranties. To induce the Agents and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to the Agents and the Lenders as of the Seventh Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement shall be true and correct in all respects) as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement was true and correct in all respects) on and as of such earlier date).

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWERS:	PRA GROUP, INC.

By:
	Name:	Peter M. Graham
	Title:	Executive Vice President and Chief Financial Officer

PRA GROUP CANADA, INC.

By:
	Name:	Dennis Hunter
	Title:	Vice President

GUARANTORS:	PORTFOLIO RECOVERY ASSOCIATES, LLC

By:
	Name:	Christopher B. Graves
	Title:	President, Treasurer and Secretary

PRA HOLDING I, LLC
PRA HOLDING II, LLC
PRA HOLDING III, LLC
PRA HOLDING IV, LLC
PRA HOLDING V, LLC
PRA HOLDING VI, LLC
PRA HOLDING VII, LLC

By:
	Name:	Peter M. Graham
	Title:	Vice President and Treasurer

PRA FINANCIAL SERVICES, LLC
PRA AUTO FUNDING, LLC

By:
	Name:	LaTisha Tarrant
	Title:	Manager

PRA RECEIVABLES MANAGEMENT, LLC

By:
Name:	Carol Elizabeth Hardy
Title:	Vice President

CLAIMS COMPENSATION BUREAU

By:
Name:	Robert J. Rey
Title:	President

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:	Holver Rivera
Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada
branch, as Canadian Administrative Agent

By:
Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:	Holver rivera
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
acting through its Canada branch, as a Lender

By:
Name:	Medina Sales de Andrade
Title:	Vice President

TRUIST BANK,
as a Lender

By:
Name:	Hays Wood
Title:	Director

CAPITAL ONE, N.A.,
as a Lender

By:
Name:	Eric Purzycki
Title:	Duly Authorized Signatory

FIFTH THIRD BANK, NATIONAL
ASSOCIATION
as a Lender

By:
Name:	Sam Schuessler
Title:	Principal

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, acting through its Canada branch, as a
Lender

By:
Name:	Michale Woo
Title:	Vice President

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-
MITSUBISHI UFJ, LTD.,
as a Lender

By:
Name:	George Stoecklein
Title:	Managing Director

DNB CAPITAL LLC,
as a Lender

By:
Name:	Dania Hinedi
Title:	Senior Vice President

ING CAPITAL LLC
as a Lender

By:
Name:	Jonathon Banks
Title:	Managing Director

By:
Name:	Alex Kreissman
Title:	Director

REGIONS BANK,
as a Lender

By:
Name:	Craig Cutro
Title:	Director

Citizens Bank, N.A.
as a Lender

By:
Name:	Christopher Domanico
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:	Ashley Braniecki
Title:	Vice President

UMPQUA BANK
as a Lender

By:
Name:	Monica Fleming
Title:	Senior Vice President

RAYMOND JAMES BANK,
as a Lender

By:
Name:	Kathy Bennett
Title:	Senior Vice President

FARMERS BANK,
as a Lender

By:
Name:	Jeffrey S. Creekmore
Title:	Senior Vice President

FIRST HORIZON BANK
as a Lender

By:
Name:	Todd Warrick
Title:	EVP